UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2022, WM Technology, Inc, (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 28, 2022, the record date for the Annual Meeting (the “Record Date”), 144,397,402 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

A total of 92,473,430 shares of the Company’s common stock were present at the Annual Meeting in person, by virtual attendance, or by proxy, which represents 64.04% of the shares of the Company’s common stock outstanding as of the Record Date.

Proposal 1. Election of Directors.

The Company’s stockholders elected the three persons listed below as Class I Directors, each to serve until the Company’s 2025 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Christopher Beals	72,693,786	8,674,123	11,105,521
Fiona Tan	72,670,396	8,697,513	11,105,521
Anthony Bay	81,284,796	83,113	11,105,521

Proposal 2. Advisory Vote, on a Non-Binding Basis, to approve the Compensation of the Company’s Named Executive Officers for the Year Ended 2021.

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,455,079	6,864,399	48,431	11,105,521

Proposal 3. Advisory Vote, on a Non-Binding Basis, on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation.

The Company’s stockholders indicated, on a non-binding advisory basis, the preferred frequency of one year for future stockholder advisory votes on the compensation of the Company’s named executive officers. In light of this result and consistent with the Company’s recommendation, the Company’s Board of Directors (the “Board”) has determined to hold future advisory votes on executive compensation every year. Under Section 14a-21(b) of the Securities Exchange Act of 1934, as amended, the Company will hold the next advisory vote on the frequency of such stockholder votes no later than its 2028 Annual Meeting of Stockholders. The final voting results are as follows:

1 Year	2 Years	3 Years	Abstentions
81,246,621	29,216	70,534	21,538

Proposal 4. Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Baker Tilly US, LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results are as follows:

Votes For	Votes Against	Abstentions
92,353,685	71,576	48,169

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2022

WM TECHNOLOGY, INC.

	By:	/s/ Arden Lee
Arden Lee
Chief Financial Officer